UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2009

AE BIOFUELS, INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700

Cupertino, California 95014

(Address of Principal Executive Office) (Zip Code)

 (408) 213-0940

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Amendment and Limited Waiver to Note and Warrant Purchase Agreement with Third Eye Capital Corporation

On December 19, 2009, AE Biofuels, Inc. (the “Company”) entered into an Amendment and Limited Waiver (the “Amendment”) to the Note and Warrant Purchase Agreement dated as of May 16, 2008 (the “Note”) with Third Eye Capital Corporation (“Agent”). The Note had an original principal amount of $5,000,000 and was due and payable on May 15, 2009.  On August 11, 2009, the Company received a notice of default and a demand for payment from the Agent. The Amendment waives all defaults and extends the maturity date of the Note to June 30, 2010. As of the effective date of the Amendment, the principal balance and all accrued and unpaid interest and fees outstanding on the Note was $5,979,558.

The Company has agreed to pay fees of $300,000 in consideration for the waiver of covenant defaults and an extension and amendment fee of $350,000.  In addition, the Company has agreed that beginning at the time the Company consummates an equity financing, it will pay to the Agent on a monthly basis a minimum of $100,000. All payments to the Agent will go first to all unpaid fees and expenses of Agent, then to accrued and unpaid interest on the Note and then to unpaid principal. The waiver fee and the extension and amendment fee will be added to the outstanding principal amount on the Note.

In connection with the Amendment, the Company has entered into an Assignment of Proceeds Agreement (the “Assignment Agreement”) with Agent pursuant to which the Company has agreed to pay to Agent fifty percent (50%) of all dividends, cash royalties and all other proceeds  received from either AE Advanced Fuels, Inc. or AE Advanced Fuels Keyes, Inc., its wholly owned subsidiaries.

In addition, AE Advanced Fuels Keyes, Inc. has signed a Guaranty Agreement which guarantees the Company’s obligations under the Assignment of Proceeds Agreement.

This description of the Amendment, Assignment Agreement and the Guaranty Agreement is not complete and is qualified in its entirety by reference to the text of the three agreements, which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Amendment No. 4 and Limited Waiver to Note and Warrant Purchase Agreement dated December 10, 2009, between AE Biofuels, Inc. and Third Eye Capital Corporation
10.2*	Assignment of Proceeds Agreement dated as of December 10, 2009, between AE Biofuels, Inc. and Third Eye Capital Corporation
10.3	Guaranty Agreement dated as of December 10, 2009, between AE Advanced Fuels Keyes, Inc. and Third Eye Capital Corporation

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*

Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AE Biofuels, Inc.

By:	/s/ Scott A. Janssen
Scott A. Janssen Chief Financial Officer

Date:  December 21, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amendment No. 4 and Limited Waiver to Note and Warrant Purchase Agreement dated December 10, 2009, between AE Biofuels, Inc. and Third Eye Capital Corporation
10.2*	Assignment of Proceeds Agreement dated as of December 10, 2009, between AE Biofuels, Inc. and Third Eye Capital Corporation
10.3	Guaranty Agreement dated as of December 10, 2009, between AE Advanced Fuels Keyes, Inc. and Third Eye Capital Corporation

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*

Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission.